                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant.....................................[X]
Filed by a Party other than the Registrant..................[ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Continental Circuits Corp.

                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

                ------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)       Proposed maximum aggregate value of transaction:

                  5)       Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              3502 EAST ROESER ROAD
                             PHOENIX, ARIZONA 85040
                                 (602) 268-3461

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         The Annual Meeting of Stockholders of Continental Circuits Corp., a Delaware corporation (the "Company") will be held at The Buttes Resort, 2000 Westcourt Way, Tempe, Arizona 85282, on Friday, December 13, 1996 at 8:00 a.m. (Arizona Time) for the following purposes:

         (1) to elect three directors to serve until the 1999 annual meeting of stockholders or until their successors are elected and qualified;

         (2)      to approve the Company's Employee Stock Purchase Plan;

         (3)      to approve the Company's 1996 Stock Option Plan; and

         (4) to transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. A copy of the Company's 1996 Annual Report to Stockholders, which includes financial statements, also accompanies this Notice.

         Stockholders of record at the close of business on October 24, 1996 are entitled vote at the meeting or any adjournment thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for ten days prior to the meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              Joseph G. Andersen
                                              Secretary

Phoenix, Arizona
November 1, 1996

                           CONTINENTAL CIRCUITS CORP.
                              3502 EAST ROESER ROAD
                             PHOENIX, ARIZONA 85040

                          ----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 13, 1996

                          ----------------------------

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

         Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Continental Circuits Corp., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on December 13, 1996 (the "Annual Meeting"). All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposal to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the Annual Meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

         This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about November 4, 1996.

         A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. It is not anticipated that any other persons will be engaged to solicit proxies. However, the Company may seek services of an outside proxy solicitor in the event such services become necessary. All expenses incurred in connection with this solicitation will be borne by the Company.

         The mailing address of the principal corporate office of the Company is 3502 East Roeser Road, Phoenix, Arizona 85040.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only the stockholders of record at the close of business on October 24, 1996 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were issued and outstanding 7,194,725 shares of Common Stock, the Company's only class of stock outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. The Inspector of Election appointed by the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots, and shall count all votes and ballots. The three nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the outstanding shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. The affirmative vote of the majority of the quorum is required with respect to the approval of the other proposals set forth herein.

         Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal, except with respect to election of directors, for which only affirmative votes are relevant. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal. Only affirmative votes are relevant in the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock at September 30, 1996 with respect to
(i) each person known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers listed in the Summary Compensation Table set forth herein, and (iv) all directors and executive offices of the Company as a group.

                                                    Shares Beneficially Owned (1)
                                            ---------------------------------------------
Identity of Stockholder or Group                       Number       Percent
--------------------------------                       ------       -------
Angelo A. DeCaro, Jr                                     --            --

Michael O. Flatt                                      526,666(2)        7.3%

Albert A. Irato                                          --            --

Michael F. Jarko                                       60,000(3)        *

Thomas E. Linnen (4)                                   36,000           *

John W. Maddux                                        125,000           1.7%

Frederick G. McNamee, III                              60,000(5)        *

John W. Nance                                           2,500           *

Mark. R. Hollinger                                       --            --

Lee A. Small                                           55,000           *

David C. Wetmore                                         --            --

All directors and executive officers as a group       867,166          12.1%
(12 persons) (2)(3)(4)(5)

--------------------------

* Less than 1.0%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) All shares are owned of record by the Flatt Family Trust, which is controlled by Mr. Flatt and his spouse, Joanie L. Flatt.

(3)      Voting and investment power shared with spouse as to 5,000 shares.

(4)      Mr. Linnen terminated employment on June 11, 1996.

(5) Indicated shares may be acquired upon exercise of employee incentive stock options.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of seven members and is classified into three classes, with each class holding office for a three-year period. Action will be taken at the Meeting for the election of three directors to serve until the 1999 annual meeting of stockholders and until their respective successors have been elected and qualified. SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE COMPANY'S NOMINEES, ANGELO A. DECARO, JR., ALBERT A. IRATO AND JOHN W. NANCE, UNLESS OTHERWISE SPECIFIED ON THE PROXY. Messrs. DeCaro, Irato and Nance are all currently directors of the Company.

         If any of the nominees should decline or be unable to act as a director, which is not anticipated, the proxies may be voted for a substitute nominee designated by the Board of Directors. In no event may the proxies be voted for more than two nominees.

         Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery to the Company's Secretary at 3502 East Roeser Road, Phoenix, Arizona 85040 or by United States mail, postage prepaid to Secretary, Continental Circuits Corp., 3502 East Roeser Road, Phoenix, Arizona 85040 not later than:
(i) with respect to the election to be held at the annual meeting of stockholders, 30 days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy or information statement filed with the Securities and Exchange Commission pursuant to proxy rules promulgated under the Securities Exchange Act of 1934, as amended, or any successor statute thereto if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the manually signed consent of each nominee to serve as a director of the corporation if elected. The presiding officer of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         The names of the nominees for directors and of the directors whose terms continue beyond the Annual Meeting, and certain information about them, are set forth below.

                                                                                                              Director
                                                       Principal Occupation                                  of Company
               Name                                      and Directorships                        Age           Since
               ----                                  ------------------------                     ---        -----------

Nominees for election as directors whose terms will expire in 1999:

Angelo A. DeCaro, Jr. (1)             Elected as a Director of the Company on                     45            1995
                                      September 7, 1995 to fill a vacancy on the Board
                                      of Directors.  Since July 1995, Mr. DeCaro has
                                      been President, Chief Executive Officer and a
                                      Director of XeTel Corporation, Austin, Texas, an
                                      assembler of electronic cards, and from 1993
                                      through July 1995, he was President, Chief
                                      Operating Officer and a Director of that
                                      company.  Prior to that time, Mr. DeCaro was
                                      Director of Operations-- Printed Wiring Board
                                      Products and Services at the IBM circuit board
                                      facility in Austin, Texas from 1992 to 1993, and
                                      Plant Manager of the same facility from 1989 to
                                      1992.  From 1974 through 1989, Mr. DeCaro
                                      served IBM in various other management
                                      capacities.

Albert A. Irato (2)                   Elected as a Director of the Company on                     58            1995
                                      September 7, 1995, to fill a vacancy on the
                                      Board of Directors.  Since 1992, Mr. Irato has
                                      been President and Chief Executive Officer of
                                      Hypercom, Inc. Phoenix, Arizona, a manufacturer
                                      of electronic point of sale systems.  From 1985
                                      until 1992, Mr. Irato served in various
                                      management capacities at American Express
                                      Corp., most recently as Senior Vice President.

John W. Nance (1)                     Director from 1975 to 1987 and re-elected to the            59            1993
                                      Board in December 1993.  Prior to his retirement
                                      in 1993, he was the Manager of Large Systems
                                      Business Planning for Bull-HN Worldwide
                                      Information Systems in Phoenix for three years
                                      and a forecasting/business analyst for Bull-HN
                                      for the preceding two years.

Directors whose terms will expire in 1998:

Frederick G. McNamee, III (3)         President and Chief Executive Officer of the                39            1994
                                      Company since September 1994, director since
                                      November 11, 1994, and Chairman of the Board
                                      since December 16, 1994.  He spent the past 15
                                      years with IBM in Austin, Texas in a variety of
                                      circuit board manufacturing positions.  He most
                                      recently was manager of the IBM circuit board
                                      facility in Austin from November 1992 to
                                      September 1994 during its transition from a
                                      captive manufacturer with sales solely to IBM to
                                      a significant merchant manufacturer with sales to
                                      other OEMs.  From 1989 to 1992, Mr. McNamee
                                      served as Volume Production Manager of the
                                      IBM facility

David C. Wetmore (2)                  Elected to the Board of Directors in December               48            1995
                                      1995.  Managing Director of The Updata Group,
                                      Inc. (beginning November 20, 1995), a Holmdel,
                                      New Jersey investment banking firm.  From
                                      November 1992, to November 1995, Mr.
                                      Wetmore was the Chief Operating Officer of
                                      Legent Corp. a publicly traded systems
                                      software company in Herndon, Virginia.
                                      From February 1988 to November 1992, he
                                      was the Chairman of the Board, Chief
                                      Executive Officer and President of Goal
                                      Systems International, a systems software
                                      company in Columbus, Ohio that began
                                      public trading of its stock in 1989. Mr
                                      Wetmore is also a director of the
                                      following entities: Walker Interactive
                                      Systems, a publicly traded application
                                      software company in San Francisco,
                                      California; Nationwide Investing
                                      Foundation, a Columbus, Ohio registered
                                      public investment company, and various
                                      other non-public companies.



Directors whose terms will expire in 1997:

Michael O. Flatt (1)(3)               Joined the Company in 1972 as General                       58            1975
                                      Manager.  He has been a member of the Board
                                      of Directors since 1975 and has held various
                                      senior executive positions with the Company,
                                      including President and Chief Executive Officer
                                      from 1975 to 1983 and from December 1992 to
                                      September 1994 and Chairman of the Board from
                                      1983 through 1989.  He is the author of Printed
                                      Circuit Board Basics published in 1992 by
                                      Miller-Freeman Publishing.  He presently is
                                      President of Michael O. Flatt, Ltd., a consulting
                                      firm serving the circuit board industry.  Mr. Flatt
                                      is Chairman of the Audit Committee.

Michael F. Jarko (2)(3)               Director of the Company from 1978 to 1987 and               59            1988
                                      re-elected to the Board in December 1988.  Prior
                                      to his retirement in 1987, he was President and
                                      owner of Jarko Associates, a Phoenix-based
                                      manufacturers' representative company.  From
                                      1977 to July 1987, all marketing services for the
                                      Company were provided by Jarko Associates.  In
                                      July 1987, substantially all of the Jarko
                                      employees who were devoting their efforts
                                      exclusively to marketing the Company's products
                                      were hired by the Company.



(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons beneficially owning more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. The Company believes that all of these filing requirements were satisfied during the year ended July 31, 1996, except that (i) John A. Carr, a former director of the Company failed to file one report with respect to four transactions, which transactions were reported on a Form 5; (ii) Steven J. Walters, the controller of the Company and a former reporting officer, failed to file one report with respect to one transaction, which transaction was reported on a Form 5; (iii) Robert A. Kosciusko, Vice President -- Human Resources of the Company, failed to file on a timely basis a Form 3 and failed to file one report with respect to two transactions, which transactions were reported on a Form 5;
(iv) Michael F. Jarko failed to file on a timely basis one report with respect to one transaction; and (v) Michael O. and Joanie L. Flatt each failed to file on a timely basis one report with respect to seven transactions. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and holders of more than 10% of its Common Stock and copies of the reports that they have filed with the Commission.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of ten meetings during the fiscal year ended July 31, 1996. No director attended fewer than 75% of the aggregate of all meetings of the Board and any committee on which such director served during the period of such service. The Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee currently consists of Messrs. Flatt, Nance and DeCaro, and met two times in fiscal 1996. The Audit Committee reviews the financial affairs and procedures of the Company with management and meets the Company's auditors to review financial statements and procedures.

         The Compensation Committee currently consists of Messrs. Jarko, Irato and Wetmore, and met one time in fiscal 1996. The Compensation Committee reviews the Company's executive compensation programs and makes specific compensation recommendations to the Board of Directors with respect to the salaries, bonuses and benefit plans for the Company's executive officers.

         The Nominating Committee currently consists of Messrs. McNamee, Flatt and Jarko, and met one time in fiscal 1996. The Nominating Committee makes recommendations to the Board of Directors regarding nominations of persons to be directors of the Company.

EXECUTIVE COMPENSATION

         The following table sets forth, with respect to the years ended July 31, 1994, 1995 and 1996, compensation awarded to, earned by or paid to (i) the Chief Executive Officer of the Company, (ii) the four most highly compensated executive officers who were serving as executive officers of the Company at July 31, 1996 whose total salary and bonus for fiscal 1996 exceeded $100,000, and
(iii) one additional person who served as an executive officer during fiscal 1996 whose total salary and bonus for such year exceeded $100,000 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                     Long-Term
                                                                                                    Compensation
                                                                 Annual Compensation                   Awards
                                                  ----------------------------------------------    ------------
                                                                                                     Securities
                                                                                                     Underlying
                                 Fiscal                                             Other Annual    Options/SARs        All Other
  Name and Principal Position     Year            Salary($)        Bonus($)(1)    Compensation($)      (2)(#)        Compensation(3)
  ---------------------------     ----            ---------        -----------    ---------------     --------       ---------------
Frederick G. McNamee, III......    1996            178,365               -0-          (5)                   -0-            2,356
Chairman of the Board              1995            154,807            95,000          (5)               200,000            2,044
  President and Chief
  Executive Officer (4)
John W. Maddux.................    1996            140,962               -0-          (5)                20,000            3,231
Vice President-- Quality and       1995            125,000            15,000          (5)                     0            3,060
  Engineering                      1994            122,980             5,000          (5)                     0            2,598
Mark R. Hollinger (6)..........    1996            125,097               -0-          (5)                20,000            2,744
Vice President-- Operations        1995             84,811            15,000          (5)                20,000            2,254
Lee A. Small...................    1996            163,731               -0-          (5)                20,000            3,631
Vice President-- Sales and         1995            150,000            20,000          (5)                     0            3,457
  Marketing                        1994            148,654             5,000          (5)                     0            3,020
Thomas E. Linnen (7)...........    1996            137,673               -0-          (5)                20,000            1,296
Vice President-- Finance           1995            120,000            20,000          (5)                     0            1,709
  Secretary and Treasurer          1994            124,903             5,000          (5)                     0            1,726

-------------

(1) Bonus earned in respect of indicated fiscal year and paid in subsequent fiscal year.

(2)      Consists entirely of stock options.

(3) Employer matching contributions pursuant to the Company's 401(k) plan and life insurance premiums paid by the Company in the amount of $108 per month in fiscal 1996, $108 per month in fiscal 1995, and $92 per month in fiscal 1994.

(4)      Mr. McNamee commenced employment in September 1994.

(5) Auto allowance in an amount less than 10% of the total annual salary and bonus.

(6)      Mr. Hollinger commenced employment on September 26, 1994.

(7)      Mr. Linnen terminated employment on June 11, 1996.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

         The following table sets forth for each Named Executive Officer certain information concerning individual grants of stock options during the 1996 fiscal year.

                                                                                                        Potential Realized Value at
                                                                                                          Assumed Rates of Annual
                                                                                                         Stock Price Appreciation
                                                                                                            for Option Term (2)
                                                         Individual Grants
                             -------------------------------------------------------------------------------------------------------
                                     Number of
                                    Securities          % of Total Options/
                                    Underlying            SARs Granted to         Exercise
                                   Options/SARs              Employees              Price      Expiration
Name                                  Granted              in Fiscal Year          ($/Sh)         Date          5%($)        10%($)
---------------------------          ---------             ---------------        --------        -----         -----        ------
Frederick G. McNamee, III               -0-                      -0-                 -0-              __          $-0-         $-0-
Mark R. Hollinger                   20,000(3)                  18.2%              $15.00       8/23/2002      $122,100     $284,700
John W. Maddux                      20,000(3)                  18.2%              $15.00       8/23/2002      $122,100     $284,700
Lee A. Small                        20,000(3)                  18.2%              $15.00       8/23/2002      $177,100     $284,700
Thomas E. Linnen (4)                20,000(5)                  18.2%              $15.00       8/23/2002      $122,100     $284,700


---------------------------

(1)      Consists entirely of stock options.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% or 10% compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Common Stock. The potential realizable value of the foregoing options is calculated by assuming that the market price of the underlying security appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the lst day of its term at the appreciated price.

(3) The option may be exercised for 40% of the underlying stock beginning on August 23, 1998, for another 20% beginning on August 23, 1999, for another 20% beginning on August 23, 2000 and for the final 20% beginning on 8/23/2001.

(4)      Terminated employment on June 11, 1996.

(5)      Canceled in connection with termination of employment on June 11, 1996.

   AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

         The following table sets forth information with respect to each Named Executive Officer concerning option exercises during the last fiscal year and the number and value of options outstanding at the end of the last fiscal year.



                                                        Number of Securities
                                                       Underlying Unexercised                 Value of Unexercised
                                                       Options/SARs at Fiscal              In-The-Money Options/SARs
                                                              Year End                         at Fiscal Year End
Name                                                 Exercisable/Unexercisable            Exercisable/Unexercisable(2)
----                                                 -------------------------            ----------------------------
Frederick G. McNamee, III.....................            30,000/170,000                      $211,800/$1,200,200
Mark R. Hollinger.............................               0/40,000                             $0/$141,200
John W. Maddux................................               0/20,000                                $0/$0
Lee A. Small..................................               0/20,000                                $0/$0
Thomas E. Linnen (3)..........................                  0/0                                  $0/$0


--------------------

(1)      No SARs are outstanding.

(2) Value is based on the difference between the exercise price of such options and the closing price of the Company's Common Stock on the Nasdaq National Market on July 31, 1996 of $10.31 per share.

(3)      Mr. Linnen terminated employment on June 11, 1996.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL ARRANGEMENTS

         Frederick G. McNamee, III entered into an employment agreement with the Company dated August 25, 1994, as amended, pursuant to which he was employed as President and Chief Executive Officer. Under the agreement, Mr. McNamee is entitled to an annual base salary of $175,000 per year, plus a bonus based on the Company's pre-tax profits of up to $125,000 for fiscal 1995, $175,000 for fiscal 1996 and $200,000 for fiscal 1997. In addition, the Company agreed to grant Mr. McNamee options to purchase 200,000 shares of the Company's stock at $3.25 per share under the 1987 Stock Option Plan, which options are exercisable to the extent of 15% after one year and an additional 15% each year thereafter. All options expire on the earlier of three months after any cessation of employment (one year in the case of death or disability) or the eighth anniversary of the date of grant. The agreement does not specify an employment term.

         Mark R. Hollinger entered into an employment agreement with the Company dated September 26, 1994, pursuant to which he was employed as Vice President -- Operations. The agreement grants Mr. Hollinger a base salary of $105,000 plus a monthly car allowance and a bonus based on the Company's cycle times and scrap rates as of June 1995. In addition, the Company granted Mr. Hollinger options to purchase 20,000 shares of the Company's stock at $3.25 per share under the 1987 Stock Option Plan which options are exercisable to the extent of 40% after three years and an additional 20% each year thereafter. The agreement does not specify an employment term.

         The Company entered into a termination agreement on July 23, 1996 with Thomas E. Linnen, the former Vice President -- Finance, Chief Financial Officer, Secretary and Treasurer of the Company. The agreement provides that the Company's relationship with Mr. Linnen was terminated as of June 11, 1996, with no continuing duties beyond that date. Pursuant to the agreement, Mr. Linnen is entitled to receive an amount equal to 12 months base salary over a 12 month period, medical benefits for 90 days after June 11, 1996, automobile expenses until July 31, 1996, and up to $10,000 for costs of outplacement services incurred within 90 days of June 11, 1996. The agreement also provides that as of June 11, 1996, 6,000 of Mr. Linnen's outstanding stock options were fully vested, and contains release, confidentiality and non-competition provisions.

         The Company's 1987 Stock Option Plan provides that in the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, appropriate provision may be made with respect to outstanding and unexercised options to either (a) substitute on an equitable basis appropriate shares of the surviving corporation or (b) cancel such options upon payment of the fair market value of such options to the respective holders.

PROFIT SHARING PLAN

         The Company's Board of Directors has established a discretionary profit sharing plan providing for the payment of bonuses to all eligible employees based on the Company's pre-tax profit. The profit sharing plan is reviewed annually by the Board of Directors. The Company paid bonuses to eligible employees in the aggregate amount of $364,700 or 3.5% of the Company's pre-tax profit in fiscal 1996 and as of January 31, 1996, there were 894 eligible employees. The Board of Directors, in its discretion, terminated the profit sharing plan in February, 1996.

1987 STOCK OPTION PLAN

         The Company's 1987 Stock Option Plan (the "1987 Plan") was adopted by the Board of Directors and approved by the Company's stockholders in September 1987.

         The description of the 1987 Plan below is only a summary and is qualified in its entirety by reference to the text of the 1987 Plan, a copy of which is available to any stockholder of the Company upon request directed to the Secretary of the Company. Capitalized terms not otherwise defined shall have the meanings assigned to such terms in the 1987 Plan.

         Purpose. The purpose of the 1987 Plan is to attract and retain the best available directors and employees for positions of substantial responsibility, to provide additional incentive to such directors and employees of the Company or any successor or any parent or subsidiary of the Company which now exists or hereafter is organized or acquired by or acquires the Company, and to promote the success of the business of the Company.

         Administration. The 1987 Plan is administered by the Board of Directors or a Committee of the Board of Directors appointed by the Board and constituted so as to permit the 1987 Plan to comply with the "disinterested administration" provisions under Rule 16b-3 ("Rule 16-3") under the Securities Exchange Act of 1934, as amended. The administering body is referred to herein as the "Committee." The Committee determines the persons to whom stock options will be granted, the terms of such grants and the number of shares subject to options. The 1987 Plan provides for the grant of options which qualify as "Incentive Stock Options" (sometimes referred to herein as "ISOs") under Section 422 of the Internal Revenue Code (the "Code") and nonstatutory stock options which do not specifically qualify for favorable income tax treatment under the Code (sometimes referred to herein as "NSOs").

         Eligibility. Any employee of the Company or any of its subsidiaries is eligible to receive options under the 1987 Plan. Nonemployee directors are eligible to receive only NSOs under the 1987 Plan while employee directors are eligible for both ISOs and NSOs.

         Stock Subject to the 1987 Plan. The aggregate number of shares which may be issued pursuant to the exercise of options granted under the 1987 Plan is 750,000 shares of the Company's Common Stock, subject to adjustments in certain circumstances, including reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like. If any outstanding option grant under the 1987 Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option grant shall again be available for options under the 1987 Plan as if no options had been granted with respect to those shares.

         Terms and Conditions of Options. Stock options granted under the 1987 Plan may have a maximum term of 10 years (five years in the case of ISOs granted to a holder of more than 10% of the Company's stock, and 11 years in the case of
NSOs). The per share exercise price of options granted under the 1987 Plan may not be less than the fair market value of the Common Stock (110% of the fair market value in the case of an ISO granted to a holder of more than 10% of the Company's Common Stock) on the date of grant. The aggregate fair market value of shares with respect to which ISOs are exercisable for the first time, during any calendar year by any holder of ISOs, cannot exceed $100,000, with the fair market value of such shares determined as of the time the ISOs for such shares were granted. Options are not transferable other than by will or the laws of descent and distribution. Options can be exercised only by the optionee, his guardian or legal representative and only while the optionee is providing services for the Company or any parent or subsidiary, except that an option may be exercised within certain periods of time after termination of employment other than for cause and in the event of death or permanent disability.

         Within the foregoing guidelines, the 1987 Plan provides the Committee with the discretion to determine the employees (including officers) and directors to whom options are granted as well as the term of such options, including without limitation, the exercise price, the number of shares subject to the option and when options granted shall become exercisable; provided, however, that options granted to directors and officers of the Company may not vest until at least one year has elapsed from the date of grant and may only be exercised, once vested, during the 10-day period following the release of quarterly or annual financial information by the Company. Generally, options are exercisable cumulatively, beginning on the third anniversary of the date of grant. After three years from the date of grant, the optionee may purchase 40% of the shares granted, and an additional 20% each year thereafter.

         Payment of the exercise price may be made in cash, or, if permitted by the grant, by transferring to the Company shares of the Company's Common Stock at fair market value on the date of exercise. Subject to certain limitations, the Committee may modify, extend or renew outstanding options, accept surrender of outstanding options and grant new options in substitution. Each option may have additional terms and conditions consistent with the 1987 Plan as determined by the Committee.

         Accelerating Events. The options granted under the 1987 Plan become fully exercisable if the Company is dissolved or liquidated, subject to certain reorganizations, mergers, or consolidations, is acquired or subject to a hostile takeover attempt, undergoes a change in control or if there is an announcement or proxy solicitation relating to such events.

         Termination or Amendment of the 1987 Plan. The Committee may at any time terminate the 1987 Plan. With respect to options granted to employees other than directors and officers, the Committee may at any time amend the 1987 Plan provided that, without approval of the stockholders, there shall be no increase in the total number of shares covered by the 1987 Plan (unless as a result of a capital event), no change in the class of persons eligible to receive options under the 1987 Plan, no reduction in the exercise price of options granted under the 1987 Plan, and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the optionee, no amendment may adversely affect any outstanding option or any unexercised portion thereof. With respect to options granted to directors and officers of the Company, the 1987 Plan may not be amended in any material respect (except for automatic adjustment as to the number of available shares resulting from a capital event) without prior stockholder approval.

         Notwithstanding any other provision to the contrary, any provision in the 1987 Plan may be amended by the Committee as required to obtain necessary approvals of government agencies if (i) such change would not materially alter the rights and interests of stockholders of the Company and (ii) such change would not result in failure of options granted under the 1987 Plan to comply with the provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended.

         Unless sooner terminated by the Committee, the 1987 Plan will expire on December 31, 1996 with respect to ISOs and on December 31, 1997 with respect to NSOs.

         Option Grants. As of July 31, 1996, Frederick J. McNamee, III, Mark R. Hollinger, John W. Maddux and Lee A. Small have been granted options for an aggregate of 200,000 shares, 40,000 shares, 20,000 shares and 20,000 shares under the 1987 Plan, respectively; all executive officers as a group (five persons) have been granted options for 300,000 shares under the 1987 Plan; all directors (who are not executive officers) as a group (six persons) have been issued no options under the 1987 Plan; and all employees as a group (not including executive officers or nonexecutive directors) have been issued options for 103,360 shares under the 1987 Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1987 Plan. The following discussion does not address state, local or foreign tax consequences.

         A Participant will not recognize taxable income upon the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the ISO is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an ISO.

         If shares acquired upon exercise of an ISO are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant and (ii) the Company will not be allowed a deduction in connection with such ISO or the Common Stock acquired pursuant to the exercise of the ISO. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the statutory limitations on capital loss deductions not discussed herein.

         A "disqualifying disposition" will generally result if Common Stock acquired upon the exercise of an ISO is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition, the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. The Participant will report as a capital gain any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a capital loss.

         In general, a Participant to whom a Nonqualified Option is granted will recognize no taxable income at the time of the grant. Upon exercise of a Nonqualified Option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the Nonqualified Option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company currently receive $10,000 per year plus $1,000 per meeting attended ($2,000 for the Chairman of the Board of Directors), plus reimbursement for reasonable expenses incurred in attending meetings. Officers are elected annually by and serve at the discretion of the Board of Directors. There are no family relationships among any of the officers and directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 1996, the Compensation Committee of the Board of Directors consisted of Messrs. Jarko, Irato and Wetmore. Mr. Jarko was a Director of the Company from 1978 to 1987, and was re-elected to the Board in December 1988, Mr. Irato was elected to the Board in September 1995, and Mr. Wetmore was elected to the Board in December 1995. The Compensation Committee reviews the Company's executive compensation programs and makes specific compensation recommendations to the Board of Directors with respect to the salaries, bonuses and benefit plans for the Company's officers and other salaried employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Michael O. Flatt. Pursuant to a consulting agreement, the Company agreed to compensate Mr. Flatt, a director of the Company, for consulting services at the rate of $1,925 per week for the year beginning October 2, 1994, $1,445 per week for the year beginning October 2, 1995, and $965 per week for the year beginning October 2, 1996. This agreement by its terms terminated upon the completion of the Company's initial public offering of its Common Stock in March 1995.

         Robert F. Lutz. The Company entered into an employment agreement in June 1993 with Mr. Lutz, a director and officer of the Company at that time, pursuant to which Mr. Lutz was entitled to receive $175,000 per year for a five-year period beginning October 26, 1992. This agreement terminated in March 1995 upon the completion of the Company's initial public offering of Common Stock, Mr. Lutz's resignation as a Director, and the effectiveness of a Confidentiality and Non-Competition Agreement between the Company and Mr. Lutz. Under the Confidentiality and Non-Competition Agreement, Mr. Lutz is entitled to receive $100,000 per year from the effective date of the agreement through December 31, 1999 in exchange for his agreement not to compete with the Company or disclose certain confidential information. The agreement also provides that Mr. Lutz will receive medical insurance benefits extended to the Company's salaried employees.

         Registration of Common Stock. In August 1995, C.W. Jackson (a former director of the Company) and others exercised their right to cause the Company to register their Common Stock as provided in a Registration Rights Agreement entered into with the Company in October 1993 in connection with the settlement of certain litigation against the Company and certain of its officers and directors. As a result of this exercise, in September 1995, the Company filed a Registration Statement on Form S-1 pursuant to the Securities Act of 1933, as amended, to register the stock beneficially owned by several stockholders, including Mr. Jackson, John A. Carr (a former director of the Company), Michael
O. and Joanie L. Flatt, Michael F. Jarko, John W. Nance and John W. Maddux (the Company's Vice President - Quality and Engineering). The Registration Statement was declared effective on October 2, 1995. The Company agreed to pay the estimated $150,000 of expenses associated with this registration.

         Indemnification Agreements. Delaware law authorizes a Delaware corporation to eliminate or limit the personal liability of a director to the corporation and its stockholders for monetary damages for breach of certain fiduciary duties as a director. The Company believes that such a provision is beneficial in attracting and retaining qualified directors, and accordingly the Certificate includes a provision eliminating liability for monetary damages for any breach of fiduciary duty as a director, except: (1) for any breach of the duty of loyalty to the Company or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for any transaction from which the director derived an improper personal benefit; (4) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation law. Thus, pursuant to Delaware law, directors of the Company are not insulated from liability for breach of their duty of loyalty (requiring that, in making a business decision, directors act in good faith and in the honest belief that the action was taken in the best interests of the corporation) or for claims arising under the federal securities laws. The Company has entered into indemnity agreements with all of its directors and officers for the indemnification of and advancing of expenses to such persons to the full extent permitted by law. The Company intends to execute such indemnity agreements with its future officers and directors.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Committee Role. The Compensation Committee of the Board of Directors reviews the Company's executive compensation programs and makes specific compensation recommendations to the Board of Directors with respect to the salaries, bonuses and benefit plans for the Company's officers and other salaried employees. The Committee is composed of the individuals listed at the end of this report, each of whom is not currently employed by the Company.

         Compensation Philosophy. The Committee's objective is to develop a total compensation program that is competitive in the marketplace and which provides significant incentive to increase shareholder value. The Committee reviews the executive compensation policies with respect to market competitiveness of the program and then determines what changes, if any, are appropriate in the compensation program. Compensation of the Company's executive officers currently consists of three key elements: salary, bonus and stock options.

         Base Salary. To determine the salary for executives, the Committee may consult an executive search firm to ascertain competitive pay standard for the industry. In reviewing executive salaries, the Committee considers management's recommendations for the particular executive officer and the executive's experience, expertise and demonstrated performance. Mr. McNamee's base salary was set at $175,000. See "Executive Compensation Employment Agreement." Base salary increases for executives other than Mr. McNamee were approved by the Committee in August 1995.

         Since the Company's initial public offering in March 1995, the Committee has from time to time utilized an independent consultant who has provided data regarding compensation practices in United States manufacturing companies.

         Cash Bonuses. In making determinations to award incentive payments, the Committee reviews a variety of Company performance measures as well as an individual's objectives and accomplishments. The source and amount of the annual incentives to be paid to the Company's executives is subjective, with consideration to revenue, net income and other assessments unique to individual executives such as manufacturing scrap rates, first pass yield, employee turnover, days sales outstanding, inventory turnover and cycle times. No specific weight is applied to any item individually; however, the annual incentive payment for the Chief Executive Officer is set by employment contract through fiscal 1997. See "Executive Compensation - Employment Contracts, Termination of Employment and Change in Control Arrangements."

         Stock Options. Granting stock options is the Company's current method of providing long-term incentive compensation opportunities to its executive officers and other key employees, The Committee authorizes the issuance of all stock options to executive officers and approves all other option grants. Stock options allow the recipient to purchase shares of the Company's common stock during a fixed period of time following the grant date at a specified price that is not less that its fair market value on the grant date. See "1987 Stock Option Plan." The period has typically been five years. The Company believes that this form of long-term incentive is presently the best vehicle by which to link stockholder and management interests, since value is provided to recipients only if the stock price increases. The level of stock options granted is subjective and reflects relative impact which a recipient is expected to have on future corporate results. In making this determination, the Committee considers the number of options held by the executive officer and the dilution effect new grants may have on existing stockholders.

         Section 162(m) of the Internal Revenue Code. The Committee has reviewed the Company's compensation plans in light of changes to the Internal Revenue Code relating to the disallowance of deductions for compensation in excess of $1.0 million to certain executive officers. All compensation paid to executive officers for fiscal 1996 is fully deductible. The Committee does not believe that Section 162(m) limitations will be exceeded for compensation to be paid in fiscal 1996.

                    COMPENSATION COMMITTEE DURING FISCAL 1996

     Michael F. Jarko, Chairman            Albert A. Irato           David C. Wetmore            John A. Carr
                                                                                            (until his term expired
                                                                                              in December 1995)

                                PERFORMANCE GRAPH

         Set forth below is a graph comparing the cumulative total stockholder return on the Company's Common Stock to the cumulative total return of (i) the Nasdaq Stock Market Index (which includes the Company) and (ii) the Nasdaq Stock SIC 3670-3679 Index ("Peer Group"), through July 31, 1996. The Nasdaq SIC 3670-3679 Index covers the electronic component and accessories industry and includes the Company's SIC of 3672, printed circuit boards.

         The graph is generated by assuming that $100 was invested on March 14, 1995 (the day on which the Company's Common Stock was registered under Section 12 of the Securities and Exchange Act of 1934, as amended) in the Company's Common Stock, the Nasdaq Stock Market and the Nasdaq Stock SIC 3670-3679 Indices. The data further assumes the reinvestment of all cash dividends and the cash value of other distributions. Stock price performance shown in the graph is not necessarily indicative of future stock price performance.


         COMPARISON OF TOTAL RETURNS AMONG CONTINENTAL CIRCUITS CORP.,
              NASDAQ STOCK MARKET AND NASDAQ STOCKS SIC 3670-3679
                        INDICES FROM 3/14/95 TO 7/31/96


                                                                 Peer Group
                            Continental    Nasdaq Stock          (Companies
Measurement Period           Circuits      Market (US &      of SIC 3670-3679)
(Fiscal Year Covered)          Corp.         Foreign)
3/14/95                       100.00          100.00              100.00
7/31/95                       148.00          124.00              158.00
7/31/96                        98.00          134.00              149.00

                                   PROPOSAL 2

                           APPROVAL OF THE CONTINENTAL
                             CIRCUITS CORP. EMPLOYEE
                               STOCK PURCHASE PLAN


         The complete text of the Continental Circuits Corp. Employee Stock Purchase Plan (the "Stock Purchase Plan") is set forth as Exhibit A to this Proxy Statement. The following summary of the material features of the Stock Purchase Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

         The Stock Purchase Plan was adopted by the Board of Directors on January 1, 1996. A total of 200,000 shares of Common Stock have been reserved for issuance under the Stock Purchase Plan.

SUMMARY OF STOCK PURCHASE PLAN

         Purpose. The purpose of this Employee Stock Purchase Stock Purchase Plan is to provide employees with an opportunity to share in the growth of the Company through a convenient, affordable and systematic method of investment in the voting common stock of the Company. The Company believes that the Stock Purchase Plan will advance the participating employees' realization that their longer-range economic rewards are in some measure directly tied to their individual performance on the job, and that it will provide a greater community of interest between the shareholders and employees of the Company and any future affiliates. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Stock Purchase Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

         Administration. The Stock Purchase Plan is to be administered by the Company or a party or entity appointed by the Company (the "Plan Administrator"). The Stock Purchase Plan Administrator is to maintain Stock Purchase Plan records and periodically provide statements of account to the Participants, individually, and to the Company in the aggregate. All questions of interpretation and construction are to be determined by the Company in its sole discretion. The Company has the authority to issue, amend, and revoke rules and regulations under the Stock Purchase Plan, to prescribe forms, and to establish reasonable notice periods, including the revisions of any such periods described in the Stock Purchase Plan, and to take any other action necessary or desirable to administer the Stock Purchase Plan to accomplish its purposes.

         Eligibility. Participation in the Stock Purchase Plan is completely voluntary. Any person who is employed by the Company who is regularly scheduled to work at least 20 hours per week and who has completed at least six months of continuous service with the Company is eligible to participate in the Stock Purchase Plan. No employee is to participate in the Stock Purchase Plan if (a) such employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or (b) such employee's rights to purchase stock under all employee stock purchase plans of the Company would accrue at a rate which exceeds $25,000 in fair market value of the stock for the calendar year.

         Enrollment Dates. Any eligible employee may elect to participate in the Stock Purchase Plan as of the first day of each calendar quarter (i.e., January 1, April 1, July 1 and October 1).

         Participation in the Stock Purchase Plan. Eligible employees become participants in the Stock Purchase Plan by completing a payroll deduction authorization on the form provided by the Company and filing it with the personnel office in accordance with rules established by the Company prior to the applicable enrollment date. Payroll deductions for a participant will commence on the first pay period following the enrollment date on which the participant elects to purchase shares, and will end on the last day of the final pay period of the three month period commencing on such enrollment date, unless earlier terminated by the participant as provided in the Stock

Purchase Stock Purchase Plan. See "Continuation of Participation" and "Withdrawal from the Stock Purchase Plan." The payroll deduction authorization form must include the amount which the participant authorizes the Company to withhold for the applicable quarterly investment period to be applied to the purchase of shares of the common stock of the Company. The minimum payroll deduction allowed is 1% of the participant's compensation (but not less than $20 for each quarterly investment period) and the maximum deduction allowed is 10% of the participant's compensation. After the final pay period of the applicable quarterly investment period, the Plan Administrator will make the share investments, and shares shall be allocated to each participant's account in full and fractional shares to three decimal places.

         Purchase Price. The price of stock purchased with payroll deductions made during the quarterly investment period is 85% of the fair market value of the shares on the last business day of the quarterly investment period. The fair market value of the shares at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or National Market System on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange or the National Market System, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ or the pink sheets or successor publication of the National Quotation Bureau on such date, or (iii) if such stock is not then listed or quoted as referenced above, an amount determined in good faith by the Board of Directors of the Company or the Plan Administrator.

         Treatment of Dividends and Plan Expenses. Any quarterly cash dividends declared by the Company will be calculated on both full and fractional shares in the participant's account as of the dividend record date, and all dividends on shares purchased under and held in the plan will be automatically reinvested in shares. The Company will assume the cost of all brokerage commissions or service charges for purchases of shares under the Stock Purchase Plan, and will pay all costs incurred in the establishment and administration of the Stock Purchase Plan. However, costs incurred by the Company or the Plan Administrator (e.g., brokerage commissions or other fees) for the sale of shares at the request of a participant or in compliance with any other provisions established herein, will be charged against the account of the participant.

         Use of Funds. All payroll deductions received and/or temporarily held by the Company pending the purchase of shares may be used by the Company for any corporate purpose and the Company is not obligated to segregate such payroll deductions. The Stock Purchase Plan makes no provision for the payment of interest on a participant's payroll deductions.

         Continuation of Participation. A participant's payroll deduction authorization remains in effect for successive quarterly investment periods unless modified by the Participant. A participant may modify a payroll deduction authorization by completing an amended form and filing it with the personnel office in accordance with rules established by the Company. The revised authorization will be effective as of the next enrollment date. In the event a participant terminates employment prior to the end of the quarterly investment period, no additional shares shall be issued on behalf of the participant and any payroll deductions held for the participant's benefit, and not yet applied to the purchase of shares, will be appropriately distributed. An eligible employee may terminate a payroll deduction authorization during a quarterly investment period by completing the form provided by the Company and filing it with the personnel office in accordance with rules established by the Company. In such event, the participant may elect to have the payroll deductions then held for the participant's benefit applied to purchase shares or appropriately distributed.

         Withdrawal from Stock Purchase Plan. In the event of a participant's death, the person or persons specified as beneficiary may give notice to the Company within 60 days of the death of the participant electing to sell all or part of the shares in the participant's account and receive distribution of the cash proceeds, net of any brokerage commissions or other fees incurred in the sale transaction. If no such notice is received by the Company within said 60 days, the Plan Administrator will be directed to issue a certificate for whole shares and a cash payment for any fractional share in the participant's account. Upon termination of the participant's employment for any reason other than the death of the participant, the participant may give notice to the Plan Administrator within 60 days of the effective termination date requesting the sale of all or part of the whole shares in the participant's account and receive distribution of the cash proceeds, net of any brokerage commissions or other fees incurred in the sale transaction. If no such request is received by the Plan Administrator within 60 days, the Plan Administrator will be directed to issue a certificate for whole shares and a cash payment for any fractional share in the participant's account. A participant may withdraw a portion or all of the whole shares from his or her account at any time by filing a written request for a certificate with the Plan Administrator. The Plan does not provide for automatic reinvestment of future dividends on any shares withdrawn from the Stock Purchase Plan. A participant may request the sale of a portion or all of the whole shares in the participant's account by filing a written request with the Plan Administrator. Expenses incurred in connection with the requested sale of shares will be borne by the participant. See "Treatment of Directors and Plan Expenses." The account of a Participant who ceases to be an eligible employee, although still employed by the Company, shall remain in the Stock Purchase Plan; subject to the Participant's right to request a withdrawal or sale.

         Number of Shares Available. The maximum number of shares available to be issued under the Stock Purchase Plan, subject to adjustment upon changes in capitalization of the Company, is 200,000 shares. See "Capital Changes." If the total number of shares to be purchased during a quarterly investment period exceeds the maximum number of shares, the Company is to make a pro rata allocation of the shares available for delivery and distribution in an nearly a uniform manner as is practicable and equitable, and the balance of payroll deductions credited to the account of each participant under the Stock Purchase Plan will be returned to such participant as promptly as possible.

         Capital Changes. If the outstanding shares of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Plan Administrator in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options.

         Designation of Beneficiary. A participant may file a written designation of beneficiary (in form prescribed by the Company) who shall receive payment of any accumulated payroll deductions and who may elect either to receive a certificate evidencing the participant's shares or to sell the shares in the participant's account in the event of such participant's death prior to distribution of such shares and cash. Such designation of beneficiary may be changed by the participant at any time by written notice delivered to the Company in form prescribed by the Company. If upon the death of a participant there is no surviving beneficiary duly designated as provided, the Company will deliver accumulated payroll deductions, if any, and the Plan Administrator will deliver a certificate for whole shares and a cash payment for any fractional shares, to the executor or administrator of the estate of the participant.

         Nontransferability. Neither payroll deductions effected by the Company pending the purchase of shares nor the shares held in a participant's account may be transferred, assigned, or pledged by the participant while those assets are held in or appropriated for such account. If a participant wishes to transfer or pledge shares held in a such participant's account, the participant must first request that a certificate be issued for the number of account shares which the participant wishes to transfer or pledge. Upon receipt of such certificate, a transfer or pledge of the shares represented by the certificate may be made by the participant in the usual manner of transfer.

         Amendment or Termination. The Board of Directors of the Company may at any time amend or terminate the Stock Purchase Plan. Upon termination, certificates for whole shares held in the participant's account will be issued, a cash payment will be made for any fraction of a share and the account will be closed.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan is intended to qualify as an Employees' Stock Purchase Plan under Section 423 of the Code. Accordingly, a participant will not recognize taxable income at the time Shares are acquired under the Purchase Plan. If the participant disposes of the Shares within two years after the date of acquisition, the employee must recognize compensation income in the year of disposition equal to the difference between the fair market value of the Shares on the date of acquisition and the purchase price. The difference between the amount received upon disposition and the participant's basis in the Shares (the amount paid for the Shares plus the amount included in gross income as compensation) will be treated as a capital gain or loss. If the participant disposes of the Shares more than two years after the date of acquisition, the participant must recognize compensation income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the stock at the time of disposition over the purchase price or (ii) the excess of the fair market value of the stock at the time of acquisition over the purchase price. The difference between the amount received upon disposition and the participant's basis in the Shares (the sum of the amount paid for the Shares plus the amount included in gross income as compensation) will be treated as long-term capital gain or loss.

         The Company is generally not entitled to a deduction with respect to Shares purchased under a Section 423 plan. The Company will be entitled to a corresponding deduction, however, if an employee disposes of the stock before the expiration of the two year holding period described above. In such case, the Company will be entitled to a deduction equal to the amount of compensation income recognized by the participant.

         This summary description is based upon the presently applicable provisions of the Code and is subject to change in the event of a change in either the Code or interpretations thereof. Each Purchase Plan participant is urged to consult his personal tax advisor as to the tax effects in his individual situation of his participation in the Purchase Plan, including the effects under state income tax or other tax laws which may be applicable.

VALUATION

         As of October 24, 1996, the last sale price of the Company's Common Stock as reported on the Nasdaq National Market was $11.25 per share.

STOCK PURCHASES

         As of October 1, 1996, a total of 18,019 shares have been purchased by employees of the Company pursuant to the Stock Purchase Plan. No individual employee of the Company may participate if such employee owns 5% or more of the voting power or value of all classes of the Company's securities, or has rights to purchase securities under all Company employee stock purchase plans which would accrue at a rate which exceeds $25,000 in fair market value for the calendar year.

RECOMMENDATION

         The Board of Directors unanimously recommends that the stockholders vote FOR approval of this Proposal approving the Company's Stock Purchase Plan.

                                   PROPOSAL 3

                           APPROVAL OF THE CONTINENTAL
                            CIRCUITS CORP. 1996 STOCK
                                   OPTION PLAN


         The complete text of the Continental Circuits Corp. 1996 Stock Option Plan (the "1996 Plan") is set forth as Exhibit B to this Proxy Statement. The following summary of the material features of the 1996 Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit B.

         The 1996 Plan was adopted by the Board of Directors on October 29, 1996. A total of 1,000,000 shares of Common Stock have been reserved for issuance under the 1996 Plan.

SUMMARY OF THE 1996 PLAN

         Purposes. The purpose of the 1996 Plan is to attract and retain the best available directors and employees of the Company or any parent or subsidiary or affiliate of the Company which now exists or hereafter is organized or acquired by or acquires the Company, as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons and to promote the success of the business of the Company.

         Administration. The 1996 Plan is administered by the Board of Directors or a Committee of the Board of Directors appointed by the Board and constituted so as to permit the 1996 Plan to comply with Rule 16b-3. The administering body is referred to herein as the "Committee." The Committee determines the persons to whom stock options will be granted, the terms of such grants and the number of shares subject to options. The 1996 Plan provides for the grant of options which qualify as "Incentive Stock Options" (sometimes referred to herein as "ISOs") under Section 422 of the Code and nonstatutory stock options which do not specifically qualify for favorable income tax treatment under the Code (sometimes referred to herein as "NSOs").

         Eligibility and Participation. Any employee of the Company or any of its subsidiaries is eligible to receive options under the 1996 Plan. Nonemployee directors are eligible to receive only NSOs under the 1996 Plan while employee directors are eligible for both ISOs and NSOs. In addition, any other individual whose participation the Committee determines is in the best interests of the Company is eligible to receive only NSOs under the 1996 Plan. The Committee has complete discretion to determine which eligible individuals are to receive option grants. In general, the only consideration received by the Company for the grant of an award will be past services or the expectation of future services, or both. The 1996 Plan does not confer on any participant in the 1996 Plan (a "Participant") any right with respect to continued employment or other services to the Company and will not interfere in any manner with the right of the Company to terminate a Participant's employment or other services.

         Stock Subject to the 1996 Plan. The aggregate number of shares which may be issued pursuant to the exercise of options granted under the 1996 Plan is 1,000,000 shares of the Company's Common Stock, subject to adjustments in certain circumstances, including reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like. If any outstanding option grant under the 1996 Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option grant shall again be available for options under the 1996 Plan as if no options had been granted with respect to those shares.

         Limitations on Awards. No grants are required to be made during any calendar year. No ISO may be exercised more than ten years from the date of grant (five years in the case of a grant to a Participant owning more than 10% or more of the total combined voting power of all classes of stock of the Company or any ISO Group member), immediately after the date the Participant ceases to perform services for the Company or any ISO Group member (for reasons other than death or disability), one year after the date the Participant ceases to perform services for the Company or any ISO Group member if cessation is due to death or disability, or the date the Participant ceases to perform services for the Company or any ISO Group member if cessation is for cause. No NSO may be exercised more than ten years from the date of grant, one year after the date the Participant ceases to perform services for the Company or any Affiliated Group member (for reasons other than death, disability, retirement or cause), two years after the date the Participant cease to perform services for the Company or any Affiliated Group member if cessation is due to death, disability or retirement, or the date the Participant ceases to perform services for the Company or any Affiliated Group member if cessation is for cause.

         Pricing and Payment of Options. The per share exercise price of each stock option granted under the 1996 Plan will be established by the Committee at the time of grant. Subject to the provisions of the Internal Revenue Code of 1986, as amended, grants to Participants may be either ISOs or NSOs. In the case of an ISO, the per share exercise price may be no less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of a Participant who owns, directly or indirectly, 10% or more of the outstanding voting power of all classes of stock of the Company). The per share exercise price of a Nonqualified Stock Option may be any amount determined in good faith by the Committee. With respect to ISOs, the aggregate fair market value of the Common Stock for which one or more options granted to a Participant may become exercisable during any one calendar year may not exceed $100,000. The fair market value of the Common Stock equals the closing price on the date in question as reported by the Nasdaq National Market.

         Under the 1996 Plan, the purchase price of an option is payable upon exercise: (i) in cash; (ii) by check; (iii) to the extent permitted by the particular option grant, by transferring to the Company shares of Common Stock of the Company at their fair market value as of the option exercise date (provided that the Participant held the shares of stock for at least six months); or (iv) through a sale and remittance procedure by which a Participant delivers concurrent written instructions to a Company-designated brokerage firm to sell immediately the purchased Common Stock and remit to the Company sufficient funds to pay for the options exercised and by which the certificates for the purchased Common Stock are delivered directly to the brokerage firm. The Company may also extend and maintain, or arrange for the extension and maintenance of, credit to a Participant to finance the purchase of shares pursuant to the exercise of options, on such terms as may be approved by the Board of Directors or the Committee, subject to applicable regulations of the Federal Reserve Board and any other applicable laws or regulations in effect at the time such credit is extended.

         The Committee may require, as a condition to exercise of an option, that the Participant pay to the Company, in cash or in shares of the Common Stock of the Company, the entire amount of taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Board of Directors may determine. Alternatively, the Participant may elect, subject to rules adopted by the Committee or the Board of Directors, or the Company may require that the Company withhold from the shares to be issued that number of shares having a fair market value equal to the amount which the Company is required to withhold.

         Exercise. As described above, the Committee has the authority to determine the vesting and exercise provisions of all grants under the 1996 Plan. In general under the 1996 Plan, no option shall be exercisable during the lifetime of a Participant by any person other than the Participant, his or her guardian or legal representative.

         Accelerating Events. The options granted under the 1996 Plan become fully exercisable if the Company is dissolved or liquidated, subject to certain reorganizations, mergers, or consolidations, is acquired or subject to a hostile takeover attempt, undergoes a change in control or if there is an announcement or proxy solicitation relating to such events.

         Restricted Stock. The Committee, at any time, may grant awards of restricted stock under the 1996 Plan; provided, however, that no more than 75,000 shares of restricted stock may be granted in the aggregate during any calendar year. The Committee may condition the grant of restricted stock upon the attainment of specified levels of revenue, earnings per share, net income, return on assets, return on sales, customer satisfaction, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine. The provisions of various restricted stock awards need not be identical; provided, however, that such restricted stock awards shall be subject to the following terms and conditions: (i) until all applicable restrictions lapse, the grantee shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber the shares of restricted stock; (ii) the grantee shall have all of the rights of a shareholder of the Company with respect to the shares of restricted stock (including the right to vote the shares and the right to receive any cash dividends); (iii) unless otherwise provided in the applicable restricted stock agreement or pursuant to (iv) below, all shares of restricted stock shall be forfeited by the grantee upon termination of employment; (iv) in the event of a hardship or other special circumstances under which a grantee's employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions attendant to shares of restricted stock held by such grantee; (v) upon the lapse of all applicable restrictions, unlegended certificates for such shares shall be delivered to the grantee; and (vi) each award shall be subject to the terms of a restricted stock agreement. All grantees of restricted stock shall be issued a certificate in respect of such shares, registered in such grantee's name and bearing an appropriate legend. In its discretion, the Committee may require that the certificates evidencing such shares of restricted stock be held in custody by the Company until the restrictions thereon have lapsed.

         Termination or Amendment of the 1996 Plan. The Board of Directors may amend or modify the 1996 Plan at any time; provided, that shareholder approval shall be obtained for any action for which shareholders approval is required in order to comply with Rule 16b-3, the Code, or other applicable laws or regulatory requirements within such time periods prescribed. The 1996 Plan will terminate on December 13, 2006, unless sooner terminated by the Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1996 Plan. The following discussion does not address state, local or foreign tax consequences.

         A Participant will not recognize taxable income upon the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the ISO is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an ISO.

         If shares acquired upon exercise of an ISO are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant and (ii) the Company will not be allowed a deduction in connection with such ISO or the Common Stock acquired pursuant to the exercise of the ISO. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the statutory limitations on capital loss deductions not discussed herein.

         A "disqualifying disposition" will generally result if Common Stock acquired upon the exercise of an ISO is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition, the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. The Participant will report as a capital gain any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a capital loss.

         In general, a Participant to whom a Nonqualified Option is granted will recognize no taxable income at the time of the grant. Upon exercise of a Nonqualified Option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the Nonqualified Option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

VALUATION

         As of October 24, 1996, the last trade price for the Company's Common Stock, as reported by the Nasdaq National Market, was $11.25 per share.

RECOMMENDATION

         The Board of Directors unanimously recommends that the stockholders vote FOR approval of this Proposal approving the Company's 1996 Stock Option Plan.

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending July 31, 1997. Ernst & Young LLP has audited the Company's financial statements annually since fiscal 1992. Its representatives are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares represented as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

         Proposals of the stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting for the fiscal year ended July 31, 1997 must be received by the Company no later than July 16, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, the stockholder must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for this Annual Meeting, such notice must be delivered to or mailed to and received by the Company no later than 5:00 p.m. local time on November 13, 1996.

         The foregoing notice and Proxy Statement are sent by order of the Board of Directors.

                                        CONTINENTAL CIRCUITS CORP.


                                        Joseph G. Andersen
                                        Secretary

Phoenix, Arizona
November 1, 1996

                                   APPENDIX A

                           CONTINENTAL CIRCUITS CORP.
                          EMPLOYEE STOCK PURCHASE PLAN


                                    ARTICLE I

                                     Purpose

The purpose of this Employee Stock Purchase Plan is to provide employees with an opportunity to share in the growth of Continental Circuits Corp. through a convenient, affordable and systematic method of investment in the voting common stock of Continental Circuits Corp. It is believed the Plan will advance the participating employees' realization that their longer-range economic rewards are in some measure directly tied to their individual performance on the job, and that it will provide a greater community of interest between the shareholders and employees of Continental Circuits Corp. and any future affiliates. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

                                   ARTICLE II

                                   Definitions

2.1      "Plan" means the Continental Circuits Corp. Employee Stock Purchase
         Plan.

2.2 "Company" means Continental Circuits Corp. and any of its Affiliates which are authorized by Continental Circuits Corp. to participate in this Plan.

2.3 "Affiliate" means any corporation, partnership, joint venture or other entity, domestic or foreign, in which Continental Circuits Corp., either directly or through another affiliate or affiliates, has a 50% or more ownership interest.

2.4      "Employee" means any person who is employed by the Company.

2.5 "Eligible Employee" means an Employee who is regularly scheduled to work at least 20 hours per week and who has completed at least six (6) months of continuous service with the Company.

2.6 "Participant" means an Eligible Employee who has elected to participate in the Plan in accordance with Article III.

2.7 "Enrollment Date" means the first day of each subsequent calendar quarter (i.e., January 1, April 1, July 1 and October 1).

2.8 "Quarterly Investment Period" means the three month period beginning on each Enrollment Date over which Eligible Employees may elect to purchase Shares.

2.9 "Plan Administrator" shall mean the Company, or the party or entity appointed by the Company to administer this Plan.

2.10     "Shares" shall mean common stock of Continental Circuits Corp.

                                   ARTICLE III

                          Eligibility and Participation

3.1 Any Eligible Employee may elect to participate in the Plan as of any Enrollment Date by completing a payroll deduction authorization on the form provided by the Company and filing it with the personnel office in accordance with rules established by the Company.

3.2 Notwithstanding any provisions of the Plan to the contrary, no Employee shall participate in the Plan if:

         (a) such Employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee); or

         (b) his rights to purchase stock under all employee stock purchase plans of the Company would accrue at a rate which exceeds $25,000 in fair market value of the stock for the calendar year.

                                   ARTICLE IV

                                 Stock Offering

4.1 The price of stock purchased with payroll deductions made during the Quarterly Investment Period shall be equal to 85% of the fair market value of the Shares on the last business day of the Quarterly Investment Period.

4.2 For purposes of the Plan, "fair market value" at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or National Market System on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale,
         (ii) if such stock is not then listed on an exchange or the National Market System, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ or the pink sheets or successor publication of the National Quotation Bureau on such date, or (iii) if such stock is not then listed or quoted as referenced above, an amount determined in good faith by the Board or the Plan Administrator.

                                    ARTICLE V

                               Payroll Deductions

5.1 The payroll deduction authorization completed by the Participant shall state the amount which the Participant authorizes the Company to withhold from the Participant's compensation over the Quarterly Investment Period and to be applied to the purchase of Shares. The minimum payroll deduction shall be 1% of the Participant's compensation (but not less than $20 per Quarterly Investment Period) and the maximum deduction shall be 10% of the Participant's compensation.

5.2 All payroll deductions made for Participants shall be recorded by the Company through the final pay period of the Quarterly Investment Period, after which time the Company shall transfer all Participants' deductions to the Plan Administrator for the sole purpose of making the Share investments provided hereunder. Following the investment, Shares shall be allocated to each Participant's account in full and fractional Shares to three decimal places.

5.3 A payroll deduction authorization shall remain in effect for successive Quarterly Investment Periods unless modified by the Participant. A Participant may modify a payroll deduction authorization by completing an amended form and filing it with the personnel office in accordance with rules established by the Company. The revised authorization shall be effective as of the next Enrollment Date.

5.4 In the event a Participant terminates employment prior to the end of the Quarterly Investment Period, no additional Shares shall be issued on behalf of the Participant and any payroll deductions held for the Participant's benefit, and not yet applied to the purchase of Shares, shall be appropriately distributed.

5.5 An Eligible Employee may terminate a payroll deduction authorization during a Quarterly Investment Period by completing the form provided by the Company and filing it with the personnel office in accordance with rules established by the Company. In such event, the Participant may elect to have the payroll deductions then held for the Participant's benefit applied to purchase Shares or appropriately distributed.

                                   ARTICLE VI

                             Treatment of Dividends

6.1 Any quarterly cash dividends declared by the Company will be calculated on both full and fractional Shares in the Participant's account as of the dividend record date.

6.2 All dividends on Shares purchased under and held in the Plan will be automatically reinvested in Shares.

                                   ARTICLE VII

                           Treatment of Plan Expenses

7.1 The Company shall assume the cost of all brokerage commissions or service charges for purchases of Shares under the Plan. In addition, the Company shall pay all costs incurred in the establishment and administration of the Plan.

7.2 Costs incurred by the Company or the Plan Administrator (e.g., brokerage commissions or other fees) for the sale of Shares at the request of a Participant or in compliance with any other provisions established herein, will be charged against the account of the Participant.

                                  ARTICLE VIII

                        Death, Withdrawal or Termination

8.1 In the event of a Participant's death, the person or persons specified as beneficiary in Article XII may give notice to the Company within 60 days of the death of the Participant electing to sell all or part of the Shares in the Participant's account and receive distribution of the cash proceeds, net of any brokerage commissions or other fees incurred in the sale transaction. The Plan Administrator will effect the sale as soon as practicable after receipt of the written request. If no such notice is received by the Company within said 60 days, the Plan Administrator will be directed to issue a certificate for whole Shares and a cash payment for any fractional share in the Participant's account.

8.2 Upon termination of the Participant's employment for any reason other than the death of the Participant, the Participant may give notice to the Plan Administrator within 60 days of the effective termination date requesting the sale of all or part of the whole Shares in the Participant's account and receive distribution of the cash proceeds, net of any brokerage commissions or other fees incurred in the sale transaction. The Plan Administrator will effect the sale as soon as practicable after receipt of the written request. If no such request is received by the Plan Administrator within 60 days, the Plan Administrator will be directed to issue a certificate for whole Shares and a cash payment for any fractional share in the Participant's account.

8.3 A Participant may withdraw a portion or all of the whole Shares from his or her account at any time by filing a written request for a certificate with the Plan Administrator. The Plan shall not provide for automatic reinvestment of future dividends on any Shares withdrawn from the Plan.

8.4 A Participant may request the sale of a portion or all of the whole Shares in the Participant's account by filing a written request with the Plan Administrator. As provided in Section 7.2, expenses incurred in connection with the requested sale of Shares will be borne by the Participant.

8.5 The account of a Participant who ceases to be an Eligible Employee, although still employed by the Company, shall remain in the Plan; subject to the Participant's right to request a withdrawal or sale under Section 8.3 or 8.4 above.

                                   ARTICLE IX

                              Amendment of the Plan

9.1 The Board of Directors of Continental Circuits Corp. may at any time amend or terminate the Plan. Upon termination, certificates for whole Shares held in the Participant's account under the Plan will be issued, a cash payment will be made for any fraction of a Share and the account will be closed.

                                    ARTICLE X

                               Nontransferability

10.1 Neither payroll deductions effected by the Company pending the purchase of Shares nor the Shares held in a Participant's Plan account may be transferred, assigned, or pledged by the Participant while those assets are held in or appropriated for the Plan account.

10.2 If a Participant wishes to transfer or pledge Shares held in a Plan account, the Participant must first request that a certificate be issued for the number of Plan account Shares which the Participant wishes to transfer or pledge. Upon receipt of such certificate, a transfer or pledge of the Shares represented by the certificate may be made by the Participant in the usual manner of transfer.

                                   ARTICLE XI

                                  Use of Funds

11.1 All payroll deductions received and/or temporarily held by the Company pending the purchase of Shares under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

11.2 The Plan makes no provision for the payment of interest on a Participant's payroll deductions, since the Plan provides for and anticipates the regular investment of the Participant's funds in Shares of the Company's stock.

                                   ARTICLE XII

                             Beneficiary Designation

A Participant may file a written designation of beneficiary (in form prescribed by the Company) who shall receive payment of any accumulated payroll deductions and who may elect either to receive a certificate evidencing the Participant's Shares or to sell the Shares in the Participant's account in the event of such Participant's death prior to distribution of such Shares and cash. Such designation of beneficiary may be changed by the Participant at any time by written notice delivered to the Company in form prescribed by the Company. If upon the death of a Participant there is no surviving beneficiary duly designated as provided, the Company shall deliver accumulated payroll deductions, if any, and the Plan Administrator shall deliver a certificate for whole Shares and a cash payment for any fractional Shares, to the executor or administrator of the estate of the Participant.

                                  ARTICLE XIII

                             Registration of Shares

The offering of the Shares hereunder may be subject to the effecting by Continental Circuits Corp. of registration or qualification of the Shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which Continental Circuits Corp. shall determine, in its sole discretion, is necessary or desirable as a condition to, or in connection with, the offering or the issue or purchase of the Shares covered thereby. Continental Circuits Corp. shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

                                   ARTICLE XIV

                                Voting of Shares

A proxy card will be forwarded to each Participant prior to any Shareholders' Meeting representing both the number of Shares registered in the Participant's name and the number of full Shares credited to the Participant's Plan account. All such Shares will be voted in accordance with the Participant's instructions on the proxy cards.

                                   ARTICLE XV

                                 Administration

15.1 The Plan shall be administered by the Plan Administrator. The Plan Administrator shall maintain Plan records and periodically provide statements of account to the Participants, individually, and to the Company in the aggregate.

15.2 The Plan shall be interpreted and construed by the Company in its sole discretion. The Company shall have the authority to issue, amend, and revoke rules and regulations under the Plan, to prescribe forms, and to establish reasonable notice periods, including the revisions of any such periods described in the Plan, and to take any other action necessary or desirable to administer the Plan to accomplish its purposes.

                                   ARTICLE XVI

                                Number of Shares

16.1 The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 16.2, shall be 200,000 Shares. If the total number of Shares to be purchased during a Quarterly Investment Period in accordance with Article V exceeds the maximum number of Shares, the Company shall make a pro rata allocation of the Shares available for delivery and distribution in an nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible.

16.2 If the outstanding Shares of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of Shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options.

                                  ARTICLE XVII

                                  Miscellaneous

17.1 This Plan is adopted as of January 1, 1996; provided, however that the Plan shall only be treated as an "employee stock purchase plan" under
         Section 423 of the Internal Revenue Code if the Plan is approved by the holders of the majority of the common stock of the Company on or before December 31, 1996.

17.2 Participation in the Plan does not constitute a guaranty or contract of employment with the Company and shall, in no way, interfere with any rights of the Company to determine the Employee's employment with the Company.

17.3 The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

17.4 The law of the State of Arizona will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                   APPENDIX B

                           CONTINENTAL CIRCUITS CORP.
                             1996 STOCK OPTION PLAN

1.       PURPOSE

         The purposes of the 1996 Stock Option Plan (the "Plan") of Continental Circuits Corp., a Delaware corporation (the "Company"), are to attract and retain the best available employees and directors of the Company or any parent or subsidiary or affiliate of the Company which now exists or hereafter is organized or acquired by or acquires the Company, as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons and to promote the success of the business of the Company. This Plan is intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended or any successor rule ("Rule 16b-3"), and the Plan shall be construed, interpreted and administered to comply with Rule 16b-3 and Section 162(m) of the Code ("Section 162(m)").

2.       DEFINITIONS

         (a) "Affiliate" means any corporation, partnership, joint venture or other entity, domestic or foreign, in which the Company, either directly or through another affiliate or affiliates, has a 50% or more ownership interest.

         (b) "Affiliated Group" means the group consisting of the Company and any entity that is an "affiliate," a "parent" or a "subsidiary" of the Company.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Committee" means the Compensation or Stock Option Committee of the Board (as designated by the Board), if such a committee has been appointed.

         (e) "Code" means the United States Internal Revenue Code of 1986, as amended.

         (f) "Incentive Stock Options" means options intended to qualify as incentive stock options under Section 422 of the Code, or any successor provision.

         (g) "ISO Group" means the group consisting of the Company and any corporation that is a "parent" or a "subsidiary" of the Company.

         (h) "Nonemployee Director" shall have the meaning assigned in Section 4(a)(ii) hereof.

         (i) "Nonqualified Stock Options" means options that are not intended to qualify for favorable income tax treatment under Sections 421 through 424 of the Code.

         (j) "Parent" means a corporation that is a "parent" of the Company within the meaning of Code Section 424(e).

         (k) "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended.

         (l) "Subsidiary" means a corporation that is a "subsidiary" of the Company within the meaning of Code Section 424(f).

3.       INCENTIVE AND NONQUALIFIED STOCK OPTIONS

         Two types of options (referred to herein as "options," without distinction between such two types) may be granted under the Plan: Incentive Stock Options and Nonqualified Stock Options.

4.       ELIGIBILITY AND ADMINISTRATION

         (a) Eligibility. The following individuals shall be eligible to receive grants pursuant to the Plan as follows:

                  (i) Any employee (including any officer or director who is an employee) of the Company or any ISO Group member shall be eligible to receive either Incentive Stock Options or Nonqualified Stock Options under the Plan. An employee may receive more than one option under the Plan.

                  (ii) Any director who is not an employee of the Company or any Affiliated Group member (a "Nonemployee Director") shall be eligible to receive only Nonqualified Stock Options.

                  (iii) Any other individual whose participation the Board or the Committee determines is in the best interests of the Company shall be eligible to receive Nonqualified Stock Options.

         (b) Administration. The Plan may be administered by the Board or by a Committee appointed by the Board which is constituted so to permit the Plan to comply under Rule 16b-3 and Section 162(m). The Company shall indemnify and hold harmless each director and Committee member for any action or determination made in good faith with respect to the Plan or any option. The Board or the Committee shall have full and final authority to waive, in whole or in part, any limitations, restrictions or conditions previously imposed on any option. Determinations by the Committee or the Board shall be final and conclusive upon all parties.

5.       SHARES SUBJECT TO OPTIONS

         The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued or reacquired voting common stock. The aggregate number of shares that may be issued pursuant to exercise of options granted under the Plan shall be 1,000,000 shares. If any outstanding option grant under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option grant shall again be available for options under the Plan as if no options had been granted with respect to such shares. No individual may be granted options covering more than 200,000 shares in any calendar year.

6.       TERMS AND CONDITION OF OPTIONS

         Option grants under the Plan shall be evidenced by agreements in such form and containing such provisions as are consistent with the Plan as the Board or the Committee shall from time to time approve. Each agreement shall specify whether the option(s) granted thereby are Incentive Stock Options or Nonqualified Stock Options. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

         (a) Shares Granted. Each option grant agreement shall specify the number of Incentive Stock Options and/or Nonqualified Stock Options being granted; one option shall be deemed granted for each share of stock. In addition, each option grant agreement shall specify the exercisability and/or vesting schedule of such options, if any.

         (b) Purchase Price. The purchase price for a share subject to (i) a Nonqualified Stock Option may be any amount determined in good faith by the Committee, and (ii) an Incentive Stock Option shall not be less than 100% of the fair market value of the share on the date the option is granted, provided, however, the option price of an Incentive Stock Option shall not be less than 110% of the fair market value of such share on the date the option is granted to an individual then owning (after the application of the family and other attribution rules of Section 424(d) or any successor rule of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member. For purposes of the Plan, "fair market value" at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or Nasdaq National Market on such date, or if no sale of such stock shall have been made on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange or the Nasdaq National Market, the last trade price per share for such stock in the over-the-counter market as quoted on Nasdaq or the pink sheets or successor publication of the National Quotation Bureau on such date, or (iii) if such stock is not then listed or quoted as referenced above, an amount determined in good faith by the Board or the Committee.

         (c) Termination. Unless otherwise provided herein or in a specific option grant agreement which may provide for accelerated vesting and/or longer or shorter periods of exercisability, no option shall be exercisable after the expiration of the earliest of

                  (i)      in the case of an Incentive Stock Option:

                     (1) 10 years from the date the option is granted, or five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 424(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member,

                     (2) immediately after the date the optionee ceases to perform services for the Company or any ISO Group member, if such cessation is for any reason other than death, disability (within the meaning of Code Section 22[e][3]), or cause,

                     (3) one year after the date the optionee ceases to perform services for the Company or any ISO Group member, if such cessation is by reason of death or disability (within the meaning of Code Section 22[e][3]), or

                     (4) the date the optionee ceases to perform services for the Company or any ISO Group member, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

                  (ii)     in the case of a Nonqualified Stock Option;

                     (1)      10 years from the date the option is granted,

                     (2) one year after the date the optionee ceases to perform services for the Company or any Affiliated Group member, if such cessation is for any reason other than death, permanent disability, retirement or cause,

                     (3) two years after the date the optionee ceases to perform services for the Company or any Affiliated Group member, if such cessation is by reason of death, permanent disability or retirement, or

                     (4) the date the optionee ceases to perform services for the Company or any Affiliated Group member, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

provided, that, unless otherwise provided in a specific option grant agreement, an option shall only be exercisable for the periods above following the date an optionee ceases to perform services to the extent the option was exercisable on the date of such cessation.

         (d) Method of Payment. The purchase price for any share purchased pursuant to the exercise of an option granted under the Plan shall be paid in full upon exercise of the option by any of the following methods, (i) by cash,
(ii) by check, or (iii) to the extent permitted under the particular grant agreement, by transferring to the Company shares of stock of the Company at their fair market value as of the date of exercise of the option as determined in accordance with paragraph 6(b), provided that the optionee held the shares of stock for at least six months. Notwithstanding the foregoing, the Company may arrange for or cooperate in permitting broker-assisted cashless exercise procedures. The Company may also extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee's purchase of shares pursuant to the exercise of options, on such terms as may be approved by the Board or the Committee, subject to applicable regulations of the Federal Reserve Board and any other applicable laws or regulations in effect at the time such credit is extended.

         (e) Exercise. Except for options which have been transferred pursuant to paragraph 6(f), no option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his or her guardian or legal representative. The Board or the Committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise; provided, however, except as provided in paragraph 12, no options may be exercised prior to the later of the expiration of six months from the date of grant thereof or shareholder approval, unless otherwise provided by the Board or Committee. To the extent that an optionee has the right to exercise one or more options and purchase shares pursuant thereto, the option(s) may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. Any certificate for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to the disposition of the balance of the shares covered thereby.

         (f) Transferability. No Incentive Stock Option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution. No Nonqualified Stock Option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution; provided that the Committee in its discretion may grant Nonqualified Stock Options that are transferable, without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for such family members; the Committee may also amend outstanding Nonqualified Stock Options to provide for such transferability.

         (g) ISO $100,000 Limit. If required by applicable tax rules regarding a particular grant, to the extent that the aggregate fair market value (determined as of the date an Incentive Stock Option is granted) of the shares with respect to which an Incentive Stock Option grant under this Plan (when aggregated, if appropriate, with shares subject to other Incentive Stock Option grants made before said grant under this Plan or another plan maintained by the Company or any ISO Group member) is exercisable for the first time by an optionee during any calendar year exceeds $100,000 (or such other limit as is prescribed by the Code), such option grant shall be treated as a grant of Nonqualified Stock Options pursuant to Code Section 422(d).

         (h) Investment Representation. Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee by accepting an option grant represents and agrees, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option grant will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of any option grant, the person entitled to exercise the same shall upon request of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

         (i) Rights of Optionee. An optionee or transferee holding an option grant shall have no rights as a shareholder of the Company with respect to any shares covered by any option grant until the date one or more of the options granted thereunder have been properly exercised and the purchase price for such shares has been paid in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in paragraph 6(k). Nothing in the Plan or in any option grant agreement shall confer upon any optionee any right to continue performing services for the Company or any Affiliated Group member, or interfere in any way with any right of the Company or any Affiliated Group member to terminate the optionee's services at any time.

         (j) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of an option. The value of any fractional share subject to an option grant shall be paid in cash in connection with an exercise that results in all full shares subject to the grant having been exercised.

         (k) Reorganizations, Etc. Subject to paragraph 9 hereof, if the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, stock splits, reverse stock splits, stock dividends, spin-offs, other distributions of assets to shareholders, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

         (l) Option Modification. Subject to the terms and conditions and within the limitations of the Plan, the Board or the Committee may modify, extend or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options, or authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option (either directly or through modification of the Plan) shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

         (m) Grants to Foreign Optionees. The Board or the Committee in order to fulfill the Plan purposes and without amending the Plan may modify grants to participants who are foreign nationals or performing services for the Company or an Affiliated Group member outside the United States to recognize differences in local law, tax policy or custom.

         (n) Other Terms. Each option grant agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, such as without limitation discretionary performance standards, tax withholding provisions, or other forfeiture provisions regarding competition and confidential information.

7.       TERMINATION OR AMENDMENT OF THE PLAN

         The Board may at any time terminate or amend the Plan; provided, that shareholder approval shall be obtained of any action for which shareholder approval is required in order to comply with Rule 16b-3, the Code or other applicable laws or regulatory requirements within such time periods prescribed.

8.       SHAREHOLDER APPROVAL AND TERM OF THE PLAN

         The Plan shall be effective as of December 13, 1996, subject to ratification by the shareholders of the Company within (each of) the time period(s) prescribed under Rule 16b-3, the Code, and any other applicable laws or regulatory requirements, and shall continue thereafter until terminated by the Board. Unless sooner terminated by the Board, in its sole discretion, the Plan will expire on December 13, 2006 solely with respect to the granting of Incentive Stock Options or such later date as may be permitted by the Code for Incentive Stock Options, provided that options outstanding upon termination or expiration of the Plan shall remain in effect until they have been exercised or have expired or been forfeited.

9.       ACCELERATION OF EXERCISE DATE

         (a) All options theretofore granted under the Plan shall immediately become fully exercisable upon the earliest of (i) the occurrence of an Accelerating Event, or (ii) the dissemination to the shareholders of the Company of a proxy statement seeking shareholder approval of an Accelerating Event of the type described in (b)(ii) below, or (iii) the publication or dissemination of an announcement of action intended to result in an Accelerating Event of the type described in (b)(iii) below.

         (b) Each of the following shall constitute an "Accelerating Event" as used herein:

                            (i) the dissolution or liquidation of the Company;

                           (ii) the reorganization, merger or consolidation of
                  the Company with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are exchanged for or converted into cash or property or securities not issued by the Company, unless the reorganization, merger or consolidation shall have been affirmatively recommended to the Company's shareholders by a majority of the members of the Company's Board and provision shall have been made for options and stock appreciation rights then outstanding under this 1996 Plan to be continued in effect; or

                           (iii) the Company agrees to be acquired, the Company
                  is subject to a non-negotiated takeover attempt, or there is a change in control of the Company.

         (c) For purposes of Paragraph (b) above, "change in control" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, "change in control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company shareholders, of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period.

10.      RESTRICTED STOCK

         (a) Administration. Shares of restricted stock may be issued either alone or in addition to other awards granted under the Plan; provided that a maximum of 75,000 shares of restricted stock may be granted in any calendar year. The Board or the Committee shall determine the eligible person to whom and the time or times at which grants of restricted stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the awards. The Board or the Committee may condition the grant of restricted stock upon the attainment of specified levels of revenue, earnings per share, net income, return on assets, return on sales, customer satisfaction, stock price, costs, individual performance measures or such other factors or criteria as the Board or the Committee shall determine. The provisions of restricted stock awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. Each individual receiving a restricted stock award shall be issued a certificate in respect of such shares of restricted stock. Such certificate shall be registered in the name of such individual and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Continental Circuits Corp. 1996 Stock Option Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Continental Circuits Corp."

The Board or Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any restricted stock Award, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Company Stock covered by such Award.

         (c) Terms and Conditions. Shares of restricted stock shall be subject to the following terms and conditions:

         (i) Until the applicable restrictions lapse, the grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock.

         (ii) The grantee shall have, with respect to the shares of restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Board or the Committee, cash dividends shall be automatically paid in cash and dividends payable in the Company's common stock shall be paid in the form of additional restricted stock.

         (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and (d) below, all shares still subject to restriction shall be forfeited by the Grantee upon termination of a grantee's employment for any reason.

         (iv) In the event of hardship or other special circumstances of a grantee whose employment is involuntarily terminated (other than for cause), the Board or the Committee may waive in whole or in part any or all remaining restrictions with respect to such grantee's shares of restricted stock.

         (v) If and when the applicable restrictions lapse, unlegended certificates for such shares shall be delivered to the grantee.

         (vi) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

11.      WITHHOLDING TAXES

         (a) General Rule. Pursuant to applicable federal and state laws, the Company is or may be required to collect withholding taxes upon the exercise of an option. The Company may require, as a condition to the exercise of an option or the issuance of a stock certificate, that the optionee concurrently pay to the Company (either in cash or, at the request of optionee but in the discretion of the Board or the Committee and subject to such rules and regulations as the Board or the Committee may adopt from time to time, in shares of Common Stock of the Company) the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Board in its discretion may determine.

         (b) Withholding from Shares to be Issued. In lieu of part or all of any such payment, the optionee may elect, subject to such rules and regulations as the Board or the Committee may adopt from time to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a fair market value (as defined in paragraph 6[b]) equal to the amount which the Company is required to withhold.

         (c) Special Rule for Insiders. Any such request or election (to satisfy a withholding obligation using shares) by an individual who is subject to the provisions of Section 16 shall be made in accordance with the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

                          CONTINENTAL CIRCUITS CORP.
                  PROXY FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Frederick G. McNamee, III and Joseph G. Andersen, and each or either of them, proxies, with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Continental Circuits Corp. to be held at The Buttes Resort, 2000 Westcourt Way, Tempe, Arizona 85282 on Friday, December 13, 1996 at 8:00 a.m. (Arizona Time), or at any adjournment thereof, as follows, hereby revoking any proxy previously given:


(1) ELECTION OF DIRECTORS:    [ ] FOR all nominees listed below                     [ ] WITHHOLD AUTHORITY
                                  (except as specified to the contrary                  to vote for all nominees listed below
                                   below) for terms expiring in 1999


            ANGELO A. DECARO, JR., ALBERT A. IRATO AND JOHN W. NANCE

     (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line)
     ---------------------------------------------------------------------------

(2)  APPROVAL OF THE CONTINENTAL CIRCUITS CORP.
     EMPLOYEE STOCK PURCHASE PLAN:                   [ ] FOR            [ ] AGAINST       [ ] ABSTAIN

(3)  APPROVAL OF THE CONTINENTAL CIRCUITS CORP.
     1996 STOCK OPTION PLAN:                         [ ] FOR            [ ] AGAINST       [ ] ABSTAIN

(4) In their discretion on such other matters as may properly come before the meeting or any adjournment thereof; all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

                  (Continued and to be signed on reverse side)





This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL (1) AND "FOR" PROPOSAL (2) and
(3), IN EACH CASE AS RECOMMENDED BY THE BOARD OF DIRECTORS.


                    Please sign exactly as name appears below. When shares are held by more than one owner, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                    Dated:_________________________________, 1996
                   (Be sure to date this proxy)


                    ---------------------------------------------
                    Signature

                    ---------------------------------------------
                    Signature

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS